                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 23, 2000



                             VERIZON VIRGINIA INC.
             (Exact name of registrant as specified in its charter)


Virginia                                          1-6964                     54-0167060
(State or other jurisdiction of incorporation)    (Commission File Number)   (I.R.S. Employer Identification No.)


600 East Main Street
Richmond, Virginia                                                           23219
(Address of principal executive offices)                                     (Zip Code)

     Registrant's telephone number, including area code:    (804) 225-6300


                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an Exhibit is a press release issued by Verizon Communications on August 23, 2000, announcing a tentative agreement on a new three-year contract with the Communications Workers of America in the Mid-Atlantic region. The proposed contract covers more than 35,000 employees in Delaware, Maryland, New Jersey, Pennsylvania, Virginia, West Virginia and Washington, D.C.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

99  Press Release, dated August 23, 2000, issued by Verizon Communications.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VERIZON VIRGINIA INC.


                            By: /s/Edwin F. Hall
                                -----------------------------
                                Edwin F. Hall
                                Controller



Date:  August  28, 2000
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number
------

99       Press Release, dated August 23, 2000, issued by Verizon Communications.